SUMMARY PROSPECTUS

CYBER HORNET S&P 500® and Crypto Top 10 Strategy ETF

a series of

CYBER HORNET TRUST

 August 3, 2026

Ticker: ZZZ

Listed on: NASDAQ

The Fund’s statutory Prospectus and Statement of Additional Information (“SAI”) dated August 3, 2026, as supplemented from time to time, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus and SAI, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.cyberhornets.com. You can also get this information at no cost by calling 1.844.282.3837 or by sending an email request to info@cyberhornets.com.

INVESTMENT OBJECTIVE

The CYBER HORNET S&P 500® and Crypto Top 10 Strategy ETF (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500® and S&P Cryptocurrency Top 10 75/25 Blend Index (the “Index”), an index by Standard & Poor’s.

FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

[1]	The Fund’s investment adviser, CYBER HORNET ETFs, LLC (the “Adviser”), provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the costs of borrowings (including interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This Example is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (excluding any sales loads on reinvested dividends, fee waivers, and/or expense reimbursements) shown in the table above remain the same. The expenses used to calculate the Fund’s Example do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is unavailable.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to replicate, before fees and expenses, the total return of the S&P 500® and S&P Cryptocurrency Top 10 75/25 Blend Index (the “Index”). The Index measures the weighted return performance of a multi-asset strategy comprising a 75% weight in the S&P 500® Index and a 25% weight in the S&P Cryptocurrency Top 10 Index. Accordingly, in seeking to track the Index, the Fund will invest approximately 75% of its assets in a portfolio of common stocks that are included in the S&P 500® Index and will invest primarily in the top 10 cryptocurrencies included in the Index and Cryptocurrency ETPs (defined below), so that the total value of the top 10 cryptocurrencies to which the Fund has economic exposure is approximately 25% of the assets in the Fund. The S&P Cryptocurrency Top 10 Index includes the top 10 cryptocurrencies by market capitalization, subject to eligibility criteria determined by S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”). S&P DJI compiles, maintains, and calculates the Index and each of the S&P 500® Index and the S&P Cryptocurrency Top 10 Index. For more information on the constituents of the S&P Cryptocurrency Top 10 Index, see “Additional Information About the Fund’s Investment Objective and Strategies.”

The Index is rebalanced quarterly, and the Fund seeks to maintain the 75%/25% allocations by rebalancing these allocations monthly. However, price fluctuations in the underlying assets and other factors, such as the Fund’s cash position, may cause these allocations to vary at any time. The Adviser reserves the right to rebalance the Fund’s allocations more frequently than monthly in periods of significant price volatility or less frequently than monthly to save on trading costs or during periods of low volatility. The Adviser may rebalance the Fund’s allocations on any day of the month. Such rebalancing decisions are made to reduce tracking error and enhance after-fee performance relative to the Index. The Fund will not utilize leverage beyond what may be inherent in cryptocurrency futures contracts.

U.S. Large-Cap

Under normal conditions, the Fund invests approximately 75% of its assets in the common stock of companies included in the S&P 500® Index, a widely recognized benchmark of U.S. stock market performance. The index is made up of the 500 largest (by market capitalization) publicly traded U.S. companies.

The Fund attempts to replicate this portion of its portfolio by investing in a portfolio of the common stocks included in the S&P 500 Index, holding each stock in proportion similar to its weighting in the S&P 500 Index. The Fund may hold more or fewer stocks than the index at any given time. The Fund may sell investments represented in the S&P 500 Index in anticipation of their removal from the S&P 500 Index or buy investments not yet represented in the index in anticipation of their addition to it. The Fund may also invest in securities of other investment companies, such as certain exchange-traded funds (“ETFs”), to implement its investment strategy.

Cryptocurrency

Under normal conditions, the Fund invests about 25% of its assets primarily in the top 10 cryptocurrencies by market capitalization, as determined by the Index Provider, through direct spot investment in the cryptocurrencies in the Index. The Fund expects to hold most of this exposure directly in spot cryptocurrency through a wholly-owned subsidiary company, Cyber Hornet ZZZ, organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may also gain exposure to the cryptocurrencies in the Index by investing in shares of other ETFs and exchange-traded products (“ETPs”), which provide exposure to cryptocurrency (collectively, “Cryptocurrency ETPs”), although the Fund expects that its ETP exposure will generally be less than 10% of its assets. Such exposure seeks to track, before fees and expenses, the performance of the S&P Cryptocurrency Top 10 Index, which is designed to track the performance of the top 10 cryptocurrencies by market capitalization from the S&P Cryptocurrency Broad Digital Market Index. However, changes in the relative value of the Fund’s assets between monthly rebalances could cause the Fund’s investment in cryptocurrency and Cryptocurrency ETPs to represent more than 25% of the Fund’s assets.

The Fund will generally purchase and sell cryptocurrency on exchanges such as BitGo or Coinbase, neither of which is registered as a national securities exchange with the SEC. The prices of these various cryptocurrencies on these exchanges and over-the-counter markets have a limited history, are volatile, and are subject to the influence of many factors, including operational interruptions. The Adviser selects trading venues based on factors including regulatory compliance, operational reliability, liquidity, and transaction costs.

Cryptocurrencies held directly by the Fund are maintained at a qualified custodian. The Custodian uses “cold storage” security measures for storing the private keys necessary to access the Fund’s cryptocurrencies offline in a manner that is not connected to the internet. This is designed to protect cryptocurrencies from hacking or other cybersecurity threats.

The value of most cryptocurrencies are not backed by any government, corporation, or other identified body. Instead, each cryptocurrency’s value is determined in part by the supply and demand in markets created to facilitate the trading of that cryptocurrency. Ownership and transaction records for each cryptocurrency are protected through public-key cryptography. Each cryptocurrency has a protocol that determines its supply. However, there are some backed by corporations or other identified bodies, such as non-profit organizations or decentralized autonomous organizations. The Fund values its cryptocurrency holdings daily using aggregated transaction prices from multiple cryptocurrency trading platforms during a specified observation window. If this pricing source is unavailable or the Adviser determines it does not accurately reflect cryptocurrency values, the Adviser may fair value the cryptocurrencies using alternative pricing sources or methodologies in accordance with the Fund’s valuation procedures.

To gain cryptocurrency exposure, the Fund may invest in Cryptocurrency ETPs that invest directly in, or provide exposure to, one or more of the top 10 cryptocurrencies in the Index. The Fund may invest in spot cryptocurrency ETFs whose securities are registered and publicly available or cryptocurrency futures ETFs that are registered investment companies. Selection Criteria. The Adviser selects Cryptocurrency ETPs based on:

●	Whether the ETP provides exposure to cryptocurrencies included in the Index

●	Liquidity and trading volume of the ETP’s shares

●	The ETP’s expense ratio and fee structure

●	The ETP’s tracking accuracy relative to the underlying cryptocurrency

●	Regulatory status and operational reliability of the ETP and its sponsor

Eligible Assets Criteria

The Fund will only invest in cryptocurrencies that satisfy the Adviser’s Eligible Asset criteria. A cryptocurrency qualifies as an “Eligible Asset” if it satisfies the following requirements:

(1)	Index Universe Requirement: The cryptocurrency must be included in the S&P Cryptocurrency Top 10 Index, the S&P Cryptocurrency Broad Digital Market Index, or successor indices maintained by S&P Dow Jones Indices LLC; AND

(2)	Regulatory or Market Structure Requirement: The cryptocurrency must satisfy at least one of the following:

(a)	Generic Listing Standards Eligibility: The cryptocurrency is eligible under the generic listing standards applicable to passively-managed cryptocurrency exchange-traded products as adopted by NASDAQ or another national securities exchange pursuant to SEC approval;

(b)	Existing ETP/ETF: The cryptocurrency constitutes, or is eligible to constitute, the underlying cryptocurrency for one or more exchange-traded products or exchange-traded funds registered with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940; OR

(c)	Futures Trading: The cryptocurrency underlies a futures contract that has been made available to trade on a designated contract market regulated by the Commodity Futures Trading Commission for at least six consecutive months.

The Adviser continuously monitors the qualification status of Index constituents and publishes the current list of Eligible Assets on the Fund’s website at www.cyberhornets.com. The list is updated quarterly, following each Index rebalancing, and as qualification status changes occur. For more information on how the Adviser handles portfolio construction when index constituents do not qualify, see “Eligible Assets Framework – Additional Information” in the prospectus.

PRINCIPAL RISKS

The following describes the principal risks of investing in the Fund, which could affect the Fund’s net asset value and total return. Other circumstances (including additional risks not described here) could prevent the Fund from achieving its investment objective. These risks are presented in an order that reflects the Adviser’s assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because the Adviser’s assessment of the relative importance of the principal risks of investing in the Fund changes.

Cryptocurrency and Cryptocurrency-Related Products are relatively new investments. They are subject to unique and substantial risks and have historically been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning. You should be prepared to lose the entirety of the cryptocurrency component of your investment in the Fund. The performance of Cryptocurrency-Related Products, and therefore the performance of the Fund, may differ significantly from the performance of the individual cryptocurrencies.

Equity Risk – The values of equity securities may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. The prices of equity securities fluctuate, sometimes widely, in response to activities specific to the security issuer. Equity securities generally have greater price volatility than fixed-income securities. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks tend to go through cycles of performing better or worse than other segments of the stock market or the stock market in general. These periods have, in the past, lasted several years.

Index Concentration Risk. The cryptocurrency component of the Fund’s portfolio is concentrated in only 10 cryptocurrencies. This limited diversification means that the Fund’s cryptocurrency exposure is significantly affected by the performance of a small number of assets. Poor performance by one or more of these cryptocurrencies could have a material adverse effect on the Fund’s performance. Additionally, the cryptocurrency market itself has experienced significant concentration, with the largest two cryptocurrencies (Bitcoin and Ethereum) historically representing a substantial portion of total cryptocurrency market capitalization. If these dominant cryptocurrencies decline in value, the Fund’s cryptocurrency component will likely experience corresponding declines.

Eligible Assets Framework Risk. The Fund’s limitation to investing only in Eligible Assets will cause the Fund’s performance to differ from that of the Index. The Fund will not invest in Index constituents that do not qualify as Eligible Assets under the Adviser’s criteria. This limitation means the Fund’s portfolio may differ from the Index in several ways:

●	Excluding Index Constituents: The Fund will not invest in Index constituents that do not qualify as Eligible Assets. As of May 31, 2026, Binance Coin (BNB) and TRON (TRX), representing approximately 6.03% of Index weight, did not qualify as Eligible Assets.

●	Overweighting Certain Assets: When Index constituents do not qualify, the Adviser may reallocate their weight proportionally among remaining Eligible Index Constituents, creating concentration in fewer assets.

●	Investing in Substitute Assets: Alternatively, the Adviser may invest in Substitute Assets, which may have different market capitalizations, liquidity, volatility, correlations, technologies, and regulatory treatment compared to excluded Index constituents, and may perform very differently.

●	Variable Asset Count: While the Index always comprises ten cryptocurrencies, the Fund may hold fewer (if using proportional reallocation) or more (if using Substitute Assets) than ten cryptocurrencies in its cryptocurrency allocation.

The Fund’s limitation to Eligible Assets creates tracking error—the degree to which the Fund’s performance deviates from that of the Index. Investors should not expect the Fund’s performance to match that of the Index. The Fund may outperform or underperform the Index for extended periods. At times, this tracking error may be substantial and persistent, particularly when a significant portion of the Index weight is allocated to non-qualifying assets or when excluded assets perform very differently from included assets or Substitute Assets.

The universe of Eligible Assets may change as regulatory approvals evolve, potentially causing material changes to the Fund’s portfolio composition, risk profile, and performance. When Index constituents gain or lose Eligible Asset status, the Adviser must reallocate the Fund’s holdings, which involves transaction costs, timing delays, market impact, and potential execution during unfavorable market conditions. These changes occur outside the Adviser’s control and may be rapid and unpredictable.

Cryptocurrency Risk. Cryptocurrencies are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class with a limited history. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund will directly invest in bitcoin, Ether (“ETH”), Solana (“SOL”), or the native token for the XRP Ledger (“XRP”), among others, and the Fund’s investments in these cryptocurrencies are exposed to risks associated with the price of the cryptocurrency, which is subject to numerous factors and risks. Investments in or exposure to cryptocurrencies, such as bitcoin or ETH, are subject to substantial risks, including significant price volatility, fraud, and manipulation, which are generally more pronounced in the crypto asset market.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. The market for a cryptocurrency (such as bitcoin, ETH, or SOL) depends on, among other things: the supply and demand for the particular cryptocurrency (and their respective futures); the adoption of bitcoin or ETH (or another cryptocurrency) for commercial uses; the anticipated increase of investments in cryptocurrency-related investment products by retail and institutional investors; speculative interest in spot cryptocurrencies, cryptocurrency futures, and cryptocurrency-related investment products; regulatory or other restrictions on investors’ ability to invest in cryptocurrency futures; and the potential ability to hedge against the price of a cryptocurrency with their respective futures (and vice versa). The market prices of bitcoin and ETH, for example, have been subject to extreme fluctuations. The price of a cryptocurrency could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the blockchain networks, events involving entities that facilitate transactions in a cryptocurrency, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies.

Bitcoin Risk – The Bitcoin network has a limited history relative to traditional commodities and currencies. There is no assurance that use or acceptance of Bitcoin will continue to grow. A contraction in use or adoption of Bitcoin may result in increased volatility or a reduction in the price of Bitcoin, which would likely have an adverse impact on the value of the Shares. Sales of newly created or “mined” Bitcoin may cause the price of Bitcoin to decline, which could negatively affect an investment in the Shares. Bitcoin trading prices experience high levels of volatility, and in some cases such volatility has been sudden and extreme. Because of such volatility, Shareholders could lose all or substantially all of the Bitcoin component of their investment in the Fund in a very short time, even in the course of one day. Shareholders who invest in the Fund should actively monitor their investments. The Bitcoin network could cease to be a focal point for developer activity, and there is no assurance that the most active developers who participate in monitoring and upgrading the software protocols on which the Bitcoin network is based will continue to do so in the future, which could damage the network or reduce Bitcoin’s competitiveness with competing digital assets or blockchain protocols. Disruptions at Bitcoin spot markets and in the Bitcoin futures markets could adversely affect the availability or price of Bitcoin.

From time to time, developers may suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” Bitcoin has been forked numerous times to launch new digital assets. Additional hard forks of the Bitcoin blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s Bitcoin futures. A fork in the Bitcoin network could adversely affect the market for Bitcoin futures in which the Fund invests and, therefore, an investment in the Fund.

Bitcoin exchanges and other trading venues on which bitcoin trades are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities and derivatives. Bitcoin exchanges have in the past, and may in the future, stop operating or permanently shut down due to fraud, cybersecurity issues, manipulation, technical glitches, hackers or malware, which may also affect the price of bitcoin and thus the Fund’s indirect investment in bitcoin. All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Bitcoin network contains certain flaws. For example, the Bitcoin network is currently vulnerable to a “51% attack” where, if a mining pool were to gain control of more than 50% of the “hash” rate, or the amount of computing and process power being contributed to the network through mining, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain. A significant portion of bitcoin may be held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin. As a digital asset, bitcoin is subject to cybersecurity risks, including the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal bitcoin held by others, control the blockchain, steal personally identifying information, or issue significant amounts of bitcoin in contravention of the Bitcoin protocols.

The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of bitcoin and Bitcoin Futures and therefore the value of an investment in the Fund. Additionally, the Bitcoin network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Bitcoin network, the price of bitcoin and Bitcoin Futures, and the value of an investment in the Fund.

Ether Risk: Ether is a relatively new innovation with unique and substantial risks. The market for Ether is subject to rapid price swings, changes, and uncertainty. A significant portion of the demand for Ether may result from speculation. Such speculation regarding the potential future appreciation of the price of Ether may artificially inflate or deflate the price of Ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of Ether are subject to various factors that are difficult to evaluate. The slowing, stopping, or reversing of the development of the Ethereum Network or the acceptance of Ether may adversely affect Ether’s price and liquidity. Ether is subject to the risk of fraud, theft, manipulation, security failures, and operational or other problems that impact Ether trading platforms.

Ether generally trades on trading platforms that support trading in various crypto assets, and such platforms may be unregulated or operating out of compliance with applicable regulations. Ether and Ether trading venues are mainly unregulated, unlike the exchanges for more traditional assets such as equity securities and futures contracts. Crypto asset trading platforms where Ether is traded may become subject to regulatory authorities’ enforcement actions. Realizing any of these risks could result in a decline in the acceptance of Ether and, consequently, a reduction in the value of Ether, Ether futures, and the Fund.

Rebalancing Costs and Tax Risk. The Fund is subject to the risk of rebalancing to track the Index that may result in significant transaction costs and tax consequences for shareholders. The Fund seeks to maintain a 75% allocation to the S&P 500 Index and a 25% allocation to the S&P Cryptocurrency Top 10 Index. The Fund rebalances these allocations monthly and may rebalance more frequently during periods of significant market volatility. When cryptocurrency prices rise or fall relative to equity prices between rebalancing dates, the Fund must sell appreciated assets and purchase depreciated assets to restore the target allocation of 75% to 25% in equity and cryptocurrency, respectively. These transactions generate transaction costs and may result in the realization of capital gains that will be distributed to shareholders.

Risks Related to the Regulation of Cryptocurrency. Any final determination by a court that a cryptocurrency is a “security” or “commodity” may adversely affect the value of the cryptocurrency and the value of the Fund’s shares, and, if the cryptocurrency is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a cryptocurrency may be considered a “security” under the federal securities laws. The test for determining whether a particular cryptocurrency is a “security” is complex and challenging to apply, and the outcome is difficult to predict. If an appropriate court determines that the relevant cryptocurrency is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Cryptocurrency Market Volatility Risk. The prices of cryptocurrencies have historically been highly volatile. The value of the Fund’s exposure to a cryptocurrency – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the cryptocurrency component of the Fund, you should not invest in it.

Cryptocurrency ETP Investing Risk. Issuer-specific attributes related to ETPs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or asset, or a particular type of security or asset, may be more volatile than the market as a whole and perform differently from the value of the market as a whole. When the Fund invests in ETPs, it will incur costs related to such funds, including management fees and expenses borne by shareholders of such ETPs. The value of shares in an ETP may not replicate the performance of the relevant cryptocurrency, and, therefore, the Fund’s investments in the ETPs will not perform the same as the Fund’s direct investments in the relevant cryptocurrency.

Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Investment in the Subsidiary Risk – The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in cryptocurrency and cryptocurrency futures contracts. The Fund will also incur the expenses of the Subsidiary. Although the Subsidiary is not registered under the 1940 Act, it will provide investors with the same protections the Fund provides.

Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. Factors contributing to tracking error include:

●	Portfolio Composition Differences: The Fund’s limitation to Eligible Assets is the primary source of tracking error. Excluding non-qualifying Index constituents, overweighting certain assets through proportional reallocation, or investing in Substitute Assets causes the Fund’s portfolio to differ from the Index. This tracking error is structural rather than temporary and may be significant.

●	Fees and Expenses: The Fund has operating and other expenses, while the Index does not. The Fund’s expense ratio reduces net asset value, while the Index reflects gross performance without deductions for fees or expenses.

●	Transaction Costs: Buying and selling cryptocurrencies and Cryptocurrency-Related Products involve bid-ask spreads, market impact costs, trading fees, and blockchain network transaction fees that reduce the Fund’s returns but are not reflected in Index performance.

●	Cash Drag: The Fund may not be fully invested at times, generally due to cash flows into or out of the Fund, rebalancing activities, or excess cash held for various reasons. Cash positions create performance drag when cryptocurrency prices appreciate and may provide relative benefit when prices depreciate.

●	Rebalancing and Reallocation Timing: The Fund cannot instantaneously adjust holdings when rebalancing or reallocation events occur. Settlement of cryptocurrency transactions requires blockchain confirmations, custody transfers, and operational processes that create timing lags. During these lags, the Fund’s composition may differ from the target portfolio.

Investment in Investment Companies Risk—Investing in other investment companies, including money market funds, ETFs, and ETPs, subjects the Fund to the fees and expenses of, as well as risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk—An exchange or market may issue trading halts on specific securities, contracts, or instruments or may close early or late, which will affect the Fund’s ability to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, or may incur substantial trading losses.

ETF Risks

Absence of an Active Market: Although the Fund’s shares are approved for listing on the NASDAQ (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can also be no assurance that the Fund will grow to or maintain an economically viable size; in this case, it may experience greater tracking error to its Index than it otherwise would at higher asset levels or may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transaction Risk. The Fund intends to affect some portion of redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute all of its portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the Fund’s tax efficiency compared to ETFs that utilize a complete in-kind redemption process.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s investments. The market prices of shares will generally fluctuate according to changes in the Fund’s NAV and supply and demand of shares on the Exchange. Whether Fund shares trade below, at, or above their NAV cannot be predicted. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s investment holdings or the NAV of Fund shares. As a result, investors in the Fund may pay substantially more or receive significantly less for Fund shares than the value of the Fund’s underlying investments or the NAV of Fund shares.

Trading Issues: Trading in Fund shares may be halted due to market conditions or for reasons that make trading in shares inadvisable in the view of the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged, or that the shares will trade with any volume. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

New Fund Risk. The Fund was recently organized with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security, futures contract, or other investment due to current or projected underperformance of a security, industry, sector, or asset class. Unlike an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

All investments carry some risk that will affect the value of the Fund, its investment performance, and the price of its shares. As a result, you may lose money if you invest in the Fund.

PERFORMANCE INFORMATION

The Fund is new and does not have a performance history for a full calendar year. Once it has completed a full calendar year of operations, a bar chart and table will be included to indicate the risks of investing in the Fund by showing the variability of its returns and comparing its performance to a broad measure of market performance. Updated performance information is available at www.cyberhornets.com.

FUND MANAGEMENT INVESTMENT ADVISER

CYBER HORNET ETFs, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGER

Michael G. Willis, portfolio manager of the Adviser, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Individual shares may only be purchased and sold through a broker-dealer on a national securities exchange. You can buy and sell individual shares of the Fund any day the Nasdaq Stock Market (“NASDAQ”) is open for business, like any publicly traded security. The Fund’s shares are listed on the Nasdaq Stock Market exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares continuously, at NAV, only in blocks of 10,000 shares (“Creation Units”), which may be partially in-kind for securities included in the Index and partially in cash, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable. They will be taxed as ordinary income or capital gains, unless you invest through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements are subject to special tax rules upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary to sell Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.